Exhibit 99.1
REPORT OF INDEPENDENT AUDITORS

To the Management of
Kyowa Kirin, Inc.

We have audited the accompanying special purpose financial statements of the SANCUSO Product Line (“SANCUSO”) of Kyowa Kirin, Inc. (the “Company”), which comprise the special purpose statement of assets acquired and liabilities assumed as of December 31, 2020, and the related special purpose statement of revenue and direct expenses for the year then ended, and the related notes to the special purpose financial statements.

Management’s Responsibility for the Special Purpose Financial Statements

Management is responsible for the preparation and fair presentation of these special purpose financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purpose financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these special purpose financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the SANCUSO Product Line of Kyowa Kirin, Inc. as of December 31, 2020, and the results of its revenue and direct expenses for the year then ended in conformity with GAAP.

Emphasis of Matter

The accompanying special purpose financial statements and related notes were prepared in connection with the Company’s transaction related to the SANCUSO Product Line, as described in Note A, and were prepared in accordance with an SEC waiver received by the buyer, for the purposes of the buyer complying with Rule 3-05 of the Securities and Exchange Commission’s Regulation S-X. These special purpose financial statements are not intended to be a complete presentation of the financial position or results of operations of the SANCUSO Product Line of Kyowa Kirin, Inc. Our opinion is not modified with respect to this matter.

/s/ Bodwell Vasek Wells DeSimone LLP

Dallas, Texas
March 17, 2022

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.
Special Purpose Statement of Assets Acquired and Liabilities Assumed

December 31, 2020
Assets acquired
Current assets:
Inventories	$620,426
Prepaid expenses	1,486,992
Total current assets	2,107,418
Intangible assets, net	22,915,834
Net assets acquired	$25,023,252

See accompanying notes to special purpose financial statements.

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.
Special Purpose Statement of Revenue and Direct Expenses

Year Ended December 31, 2020
Net product revenue	$16,171,293
Direct expenses:
Cost of goods sold	2,160,987
Selling and marketing	4,636,827
Research and development	1,126,548
General and administrative	328,176
Amortization	5,728,958
Total direct expenses	13,981,496
Excess of revenue over direct expenses	$2,189,797

 See accompanying notes to special purpose financial statements.

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS

December 31, 2020

A.    Nature of Business

Kyowa Kirin, Inc. (“Kyowa Kirin”, the “Company”, or “we” and other similar pronouns) is a global specialty pharmaceutical company that strives to create and deliver novel medicines with life-changing value. SANCUSO® (the “SANCUSO Product”) is the first and only FDA-approved prescription patch for the prevention of nausea and vomiting in patients receiving certain types of chemotherapy treatment. The active drug in SANCUSO, granisetron, slowly dissolves in the thin layer of adhesive that sticks to the patient’s skin and is released into their bloodstream over several days, working continuously to prevent chemotherapy-induced nausea and vomiting (CINV).

On December 31, 2021, Cumberland Pharmaceuticals Inc. (“Cumberland”) signed and entered into a definitive agreement (the “Agreement”) to acquire the U.S. rights to SANCUSO from Kyowa Kirin. Under the terms of the Agreement, Cumberland acquired the U.S. rights to SANCUSO and assumed full commercial responsibility for the product – including its marketing, promotion, distribution, manufacturing and medical support activities.

The financial terms of the acquisition included a $13.5 million payment to Kyowa Kirin upon closing, up to $3.5 million in milestones and tiered royalties ranging from 10% to 5% on U.S. net product sales for ten years. Kyowa Kirin will retain international rights, continuing to deliver the product to address oncology patients’ needs throughout the rest of the world.

The Company retained financial responsibility for any liabilities relating to products sold prior to transaction closing, and Cumberland assumed financial responsibility for any liabilities relating to products sold on or after transaction closing.

B.    Summary of Significant Accounting Policies

Basis of Accounting

The accompanying special purpose financial statements (the “Financial Statements”) were prepared to present the net assets sold pursuant to the Agreement and the revenue and direct expenses related to the net assets sold. The Financial Statements will be included in an 8-K filing of Cumberland as required by Rule 3-05, Significant Acquisition Carveout Financial Statement Reporting Requirements, of the US Securities and Exchange Commission’s (“SEC”) Regulation S-X. The basis of accounting describes how these Financial Statements have been prepared.

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (continued)

B. Summary of Significant Accounting Policies

Basis of Accounting

The accompanying special purpose statements of assets acquired and liabilities assumed as of December 31, 2020, and of revenue and direct expenses for the year then ended of the Company’s SANCUSO Product represent an incomplete presentation of the Company’s assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition or results of operations of the Company. These Financial Statements are based upon the Agreement and relief from SEC Rule 3-05 obtained by Cumberland from the SEC. The statement of assets acquired and liabilities assumed only presents the assets acquired and liabilities assumed in accordance with the Agreement, and the statement of revenue and direct expenses presents only those revenues and estimated expenses related directly to the SANCUSO Product to be acquired. The statement of revenue and direct expenses excludes costs not directly involved with the revenue producing activity, such as overhead, interest and taxes. The funding and management of the Company’s operations (including the SANCUSO Product) are performed on a consolidated basis; accordingly, costs of funding the operations, including debt and related interest expense were not allocated to the SANCUSO Product. The Company also maintains its tax functions on a consolidated basis; accordingly, tax expense was not allocated to the SANCUSO Product. The Financial Statements were derived from the historical accounting records of the Company and were prepared in accordance with the basis of accounting described in these notes, which is in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

As the SANCUSO Product has historically been managed as a part of the Company and has not been accounted for on a stand-alone basis, it is not practicable to prepare complete financial statements, including these accompanying notes, related to the SANCUSO Product. As a result, these Financial Statements may not be indicative of the complete financial condition or results of operations of the SANCUSO Product on a stand-alone basis. In addition, certain costs and expenses presented in these special purpose financial statements have been allocated by the Company based on a specific identification basis or, when specific identification was not practicable, a proportional cost allocation method (primarily headcount), depending on the nature of the services rendered. The allocations and estimates used to derive the amounts in the statement of revenue and direct expenses are based in part on judgments and assumptions that the Company believes are reasonable, but may not necessarily be indicative of the costs that would have been incurred if the SANCUSO Product had been operated on a stand-alone basis for the period presented.

Use of Estimates

The preparation of these Financial Statements requires management to make certain estimates and assumptions that affect the reported amounts of assets, revenue and expenses. Such estimates and assumptions are made in conformity with GAAP. Actual outcomes and results could differ from these estimates and assumptions. These Financial Statements include allocations and estimates that are not necessarily indicative either of the costs and assets that would have resulted if the SANCUSO Product had been operated as a separate business, or of the future results of the SANCUSO Product. The Financial Statements presented are not indicative of the financial condition or results of operations of the SANCUSO Product going forward because of the omission of various operating expenses. The Company based its estimates on historical experience and other relevant assumptions that the Company believes to be reasonable under the circumstances.

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (continued)

B.    Summary of Significant Accounting Policies – continued

Inventories

Inventories consist of raw materials and finished goods related to the production of the SANCUSO Product. Raw materials include the SANCUSO Product’s active pharmaceutical ingredient (“API”) and other raw materials. Finished goods include third‑party manufacturing costs and labor and indirect costs we incur in the production process. We determine the cost of inventory using the average‑cost method.

We assess our inventory levels each reporting period and write‑down inventory that is expected to be at risk for expiration, that has a cost basis in excess of its expected net realizable value and inventory quantities in excess of expected requirements. In evaluating the sufficiency of our inventory reserves or liabilities for firm purchase commitments, we also take into consideration our firm purchase commitments for future inventory production. If we were to decide to cancel our manufacturing commitment, such cancellation would trigger the payment of a cancellation fee. If we project to have excess inventories and that it would be more cost-efficient to pay the cancellation fee, we may accrue the cancellation fee as a liability. Our assessment of excess inventories, including future firm purchase commitments, requires management to utilize judgement in formulating estimates and assumptions that we believe to be reasonable under the circumstances. Actual results may differ from those estimates and assumptions. As of December 31, 2020, no accrued liability related to excess inventory purchase commitments was recorded.

When we recognize a loss on such inventory or firm purchase commitments, it establishes a new, lower cost basis for that inventory, and subsequent changes in facts and circumstances will not result in the restoration or increase in that newly established cost basis. If inventory with a lower cost basis is subsequently sold, it will result in higher gross margin for those sales. In 2020, the Company recognized no charges arising from excess inventory.

Intangible Assets

On July 1, 2019, the Company entered into a confirmatory assignment of patents and trademarks agreement that included all intangible product rights for the SANCUSO Product for $31.5 million. The value of the intangible product rights is being amortized on a straight-line basis over the remaining lives of such intangible product rights, which end on December 31, 2024. The Company evaluates its long-lived assets including definite lived and indefinite lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of these assets is measured by comparison of their carrying amounts to future undiscounted cash flows that the assets are expected to generate. If long-lived assets are considered to be impaired, the impairment to be recognized equals the amount by which the carrying value of the asset exceeds its fair market value and is recorded in the period the determination was made. Based upon management’s assessment, there was no impairment of long-lived assets at December 31, 2020.

At December 31, 2020, the Company’s intangible assets future amortization expense will be $5.7 million each year for 2021, 2022, 2023 and 2024.

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (continued)

B.    Summary of Significant Accounting Policies – continued

Revenue Recognition

The Company recognizes revenue when control of the promised goods is transferred to the customer in an amount that reflects the consideration the Company expects to receive in exchange for those goods.

Product Sales

The Company recognizes revenue upon shipment to the customer as that is when the customer obtains control of the promised goods. The Company typically extends credit terms to customers based on their creditworthiness and generally do not receive advance payments. As such, the Company records accounts receivable at the time of shipment, when the right to the consideration becomes unconditional. Accounts receivable from customers are typically due within 30 – 60 days of invoicing.

Performance Obligations

Product sales do not include multiple performance obligations.

Judgments

The Company considers several factors in determining that control transfers to the customer upon delivery of goods. These factors include that legal title transfers to the customer, the Company has a present right to payment, and the customer has assumed the risks and rewards of ownership at the time of shipment. During the year ended December 31, 2020, product returns were not significant.

Shipping and Handling Costs

Costs for shipping and handling activities are recorded as cost of sales and are expensed as incurred.

Research and Development Expenses

Research and development expenses are recorded in the period that services are rendered or goods are received. Research and development expenses consist of fees paid to related third parties that conduct certain research and development activities on our behalf.

C. Prepaid Expenses

Prepaid expenses consisted of the following at December 31, 2020:

Prescription drug user fee amendments (PDUFA)	$ 252,324
Production facility fee advance	1,234,668

$ 1,486,992

SANCUSO® PRODUCT LINE OF KYOWA KIRIN, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (continued)

D.    Inventories

Inventories consisted of the following at December 31, 2020:

Raw materials	$ 446,614
Finished goods	173,812

$ 620,426